                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


Available Amount to Note Holders:                                                                  4,873,500.55

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      25,626.72
              (b) Servicer Fees from current and prior Collection Period                              34,921.65
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                              8,380.13
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                  5,188.88
              Class A-4 Note Interest                                                                331,522.69

(viii)      Class B-1 Note Interest                                                                    9,551.26
(ix)        Class B-2 Note Interest                                                                    6,187.50
(x)         Class B-3 Note Interest                                                                    8,122.48
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                              1,142,506.55
              Class A-4 Principal Distribution Amount                                              3,016,418.87
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             90,411.42
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             45,205.70
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             90,411.42
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                       58,628.61


            Reviewed By:



            --------------------------------------------------------------------
            E. Roger Gebhart
            COO, EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 2001





                    Initial         Beginning         Base         Additional        Total          Ending          Ending
                   Principal        Principal      Principal       Principal       Principal       Principal      Certificate
    Class           Balance          Balance      Distribution    Distribution    Distribution      Balance          Factor
-------------   ---------------  --------------   -------------   ------------   -------------   --------------   ------------
Class A-1         70,687,140.00              --              --             --              --               --      0.0000000
Class A-2         53,856,869.00              --              --             --              --               --      0.0000000
Class A-3         52,510,447.00    1,142,506.55    1,142,506.55             --    1,142,506.55               --      0.0000000
Class A-4         70,687,140.00   70,687,140.00    3,016,418.87             --    3,016,418.87    67,670,721.13      0.9573272
                ---------------  --------------   -------------   ------------   -------------   --------------   ------------
 Total Class A   247,741,596.00   71,829,646.55    4,158,925.42             --    4,158,925.42    67,670,721.13      0.2731504

Class B-1          5,385,687.00    1,561,514.09       90,411.42             --       90,411.42     1,471,102.67      0.2731504
Class B-2          2,692,843.00      780,756.90       45,205.70             --       45,205.70       735,551.20      0.2731504
Class B-3          5,385,687.00    1,561,514.10       90,411.42             --       90,411.42     1,471,102.67      0.2731504
                ---------------  --------------   -------------   ------------   -------------   --------------
 Total           261,205,813.00   75,733,431.64    4,384,953.97             --    4,384,953.97    71,348,477.67

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2001                                         1,442,880.73
     Investment earnings on amounts in Collection Account                                       6,778.40
     Payments due Collection Account from last 3 business days of Collection Period           559,562.11
     Additional contribution for terminated trade-ups and rebooked leases                             --
     Servicer Advance on current Determination Date                                         2,864,279.31
                                                                                           -------------
     Available Funds on Payment Date                                                        4,873,500.55
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,873,500.55
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,873,500.55
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                        25,626.72
     Unreimbursed Servicer Advances paid                                                       25,626.72
                                                                                           -------------
       Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,847,873.83
SERVICER FEES
     Servicer Fees due                                                                         34,921.65
     Servicer Fees paid                                                                        34,921.65
                                                                                           -------------
       Servicer Fees remaining unpaid                                                                 --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,812,952.18
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,812,952.18
PREMIUM AMOUNT
     Premium Amount due                                                                         8,380.13
     Premium Amount paid                                                                        8,380.13
                                                                                           -------------
       Premium Amount remaining unpaid                                                                --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,804,572.05
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                    416.67
     Indenture Trustee Fee paid                                                                   416.67
                                                                                           -------------
       Indenture Trustee Fee remaining unpaid                                                         --
                                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                                 4,804,155.39
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                         75,000.00
                                                                                           -------------
     Total Indenture Trustee Expenses paid                                                            --
                                                                                           -------------
       Indenture Trustee Expenses unpaid                                                              --

  REMAINING AVAILABLE FUNDS                                                                 4,804,155.39
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                          --
     Class A-2 Note Interest                                                                          --
     Class A-3 Note Interest                                                                    5,188.88
     Class A-4 Note Interest                                                                  331,522.69
                                                                                           -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


     Total Class A Interest due                                                               336,711.57
                                                                                          --------------
   REMAINING AVAILABLE FUNDS                                                                4,467,443.82
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                9,551.26
     Class B-1 Note Interest paid                                                               9,551.26
                                                                                          --------------
        Class B-1 Note Interest remaining unpaid                                                      --
                                                                                          --------------
   REMAINING AVAILABLE FUNDS                                                                4,457,892.56
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                6,187.50
     Class B-2 Note Interest paid                                                               6,187.50
                                                                                          --------------
        Class B-2 Note Interest remaining unpaid                                                      --
                                                                                          --------------
   REMAINING AVAILABLE FUNDS                                                                4,451,705.06
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                8,122.48
     Class B-3 Note Interest paid                                                               8,122.48
                                                                                          --------------
        Class B-3 Note Interest remaining unpaid                                                      --
                                                                                          --------------
   REMAINING AVAILABLE FUNDS                                                                4,443,582.58
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                         4,158,925.42
     Class A Note Principal Balance as of preceding Payment Date                           71,829,646.55
                                                                                          --------------
     Class A Base Principal Distribution Amount paid                                        4,158,925.42
                                                                                          --------------
        Class A Base Principal Distribution Amount remaining unpaid                                   --

     Class A-1 Note Principal Balance as of preceding Payment Date                                    --
     Class A-1 Base Principal Distribution Amount paid                                                --
                                                                                          --------------
        Class A-1 Note Principal Balance after distribution on Payment Date                           --
                                                                                          --------------

     Remaining Class A Base Principal Distribution Amount                                   4,158,925.42
                                                                                          --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                    --
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                          --------------
        Class A-2 Note Principal Balance after distribution on Payment Date                           --

     Remaining Class A Base Principal Distribution Amount                                   4,158,925.42
                                                                                          --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                          1,142,506.55
     Class A-3 Base Principal Distribution Amount paid                                      1,142,506.55
                                                                                          --------------
        Class A-3 Note Principal Balance after distribution on Payment Date                           --

     Remaining Class A Base Principal Distribution Amount                                   3,016,418.87
                                                                                          --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                         70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                      3,016,418.87
                                                                                          --------------
        Class A-4 Note Principal Balance after distribution on Payment Date                67,670,721.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


  REMAINING AVAILABLE FUNDS                                                                   284,657.16

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                            --
     Note Insurer Reimbursement Amount paid                                                           --
                                                                                           -------------
     Note Insurer Reimbursement Amount remaining unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                   284,657.16

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                          1,561,514.09
     Class B-1 Base Principal Distribution due                                                 90,411.42
     Class B-1 Base Principal Distribution paid                                                90,411.42
                                                                                           -------------
       Class B-1 Base Principal Distribution remaining unpaid                                         --
       Class B-1 Note Principal Balance after distribution on Payment Date                  1,471,102.67

  REMAINING AVAILABLE FUNDS                                                                   194,245.74

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                            780,756.90
     Class B-2 Base Principal Distribution due                                                 45,205.70
     Class B-2 Base Principal Distribution paid                                                45,205.70
                                                                                           -------------
       Class B-2 Base Principal Distribution remaining unpaid                                         --
       Class B-2 Note Principal Balance after distribution on Payment Date                    735,551.20
  REMAINING AVAILABLE FUNDS                                                                   149,040.04
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                          1,561,514.10
     Class B-3 Base Principal Distribution due                                                 90,411.42
     Class B-3 Base Principal Distribution paid                                                90,411.42
                                                                                           -------------
       Class B-3 Base Principal Distribution remaining unpaid                                         --
       Class B-3 Note Principal Balance after distribution on Payment Date                  1,471,102.67
  REMAINING AVAILABLE FUNDS                                                                    58,628.61
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                           -------------
       Remaining Indenture Trustee Expenses unpaid                                                    --
  REMAINING AVAILABLE FUNDS                                                                    58,628.61
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                         --
     Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                           -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
  REMAINING AVAILABLE FUNDS                                                                    58,628.61
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                              58,628.61

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    83,811,961.64
      ADCPB, end of Collection Period                                                          79,427,007.67
                                                                                              --------------
         Base Principal Amount                                                                  4,384,953.97

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           2,894,900.48
      Servicing Advances collected during the current Collection Period                         2,869,273.76
                                                                                               -------------
         Unreimbursed Servicing Advances as of current Determination Date                          25,626.72

CALCULATION OF INTEREST DUE

                        Beginning                            Current                               Total
                        Principal          Interest          Interest           Overdue           Interest
        Class            Balance             Rate              Due              Interest             Due
      ---------      --------------      -----------       ------------        ----------       ------------
      Class A-1                  --           5.2150%                --                --                 --
      Class A-2                  --           5.4900%                --                --                 --
      Class A-3        1,142,506.55           5.4500%          5,188.88                --           5,188.88
      Class A-4       70,687,140.00           5.6280%        331,522.69                --         331,522.69
      Class B-1        1,561,514.09           7.3400%          9,551.26                --           9,551.26
      Class B-2          780,756.90           9.5100%          6,187.50                --           6,187.50
      Class B-3        1,561,514.10           6.2420%          8,122.48                --           8,122.48
                     --------------      -----------       ------------        ----------       ------------
                      75,733,431.64           5.7133%        360,572.81                --         360,572.81

CALCULATION OF PRINCIPAL DUE

                         Base               Base                               Total
                       Principal          Principal            Overdue        Principal
        Class          Amount Pct.          Amount            Principal         Due
      ---------       ------------      -------------         ---------     -------------
      Class A               94.845%      4,158,925.42                --      4,158,925.42
      Class B-1              2.062%         90,411.42                --         90,411.42
      Class B-2              1.031%         45,205.70                --         45,205.70
      Class B-3              2.062%         90,411.42              0.00         90,411.42
                                        -------------         ---------     -------------
                                         4,384,953.97              0.00      4,384,953.97

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                                   83,811,961.64
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                               -------------
      Servicer Fee due current period                                                              34,921.65
      Prior Servicer Fee arrearage                                                                        --
                                                                                               -------------
      Servicer Fee due                                                                             34,921.65

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               71,829,646.55
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                               -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2001


      Premium Amount due Current Period                                                             8,380.13
      Prior Premium Amount arrearage                                                                      --
                                                                                                   ---------
         Total Premium Amount due                                                                   8,380.13

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                                   ---------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                                   ---------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                                   ---------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2001





RESTRICTING EVENT DETERMINATION:

                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insurer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture when
     due; and,                                                                                              No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
     Date to the extent that sufficient Available Funds are on deposit in the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
     Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
     the case may be, on any remaining principal owed on the outstanding Class A-1
     Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
     B-2 Notes, or Class B-3 Notes, as the case may be.                                                     No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                           Event                                             Yes/No
     ---------                                          -----                                             ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                                No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 2001


Gross Charge Event Calculation:

                                                                                                            Result
                                                                                                            ------
    Gross Charge Off Ratio Current Period                                                                   (1.20)%
    Gross Charge Off Ratio Prior Period                                                                      1.13%
    Gross Charge Off Ratio Second Prior Period                                                               2.05%
                                                                                                            ------
       Average of Gross Charge Off Ratio for Three Periods                                                   0.66%
    Maximum Allowed                                                                                          2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                        Gross Charge Off Ratio
                         All Defaulted         Less                         End of Month         Charge Offs/
                           Contracts        Recoveries     Charge Offs         ADCPB               ADCPB
                         -------------     ------------   -------------    --------------   ----------------------
    Current Period           70,244.65       149,520.40      (79,275.75)    79,427,007.67                   (1.20)%
    Prior Period            183,253.50       104,330.54       78,922.96     83,811,961.64                    1.13%
    Second Prior Period     239,705.92        89,059.02      150,646.90     88,335,206.74                    2.05%


Delinquency Event Calculation:

                                                                                                           Results
                                                                                                            ------
    Delinquency Trigger Ratio Current Period                                                                 5.75%
    Delinquency Trigger Ratio Prior Period                                                                   5.42%
    Delinquency Trigger Ratio Second Prior Period                                                            4.51%
                                                                                                            ------
    Average of Delinquency Trigger Ratios                                                                    5.23%
    Maximum Allowed                                                                                          7.50%

    Delinquency Trigger Ratio:

                                A                    B                         A/B
                                -                    -                         ---
                             ADCPB of            ADCPB of
                        Contract > 30 Days      All Contracts           Delinquency Trigger
                             Past Due          As of Month-End                Ratio:
                        ------------------    -----------------         -------------------
    Current Period            4,672,567.83        81,269,622.37                       5.75%
    Prior Period              4,650,464.86        85,841,710.71                       5.42%
    Second Prior Period       3,982,619.06        88,335,206.75                       4.51%

                               ADCPB            Delinquency Ratio
                            -----------         -----------------
    Current                  76,597,055             94.25%
    31-60 Days Past Due       2,450,778              3.02%
    61-90 Days Past Due       1,207,886              1.49%
    91+ Days Past Due         1,013,904              1.25%
                            -----------            ------
    TOTAL                    81,269,622            100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                     269,284,343.00
    Maximum Substitution (10% of Initial)                         26,928,434.30

    Prior month Cumulative ADCPB Substituted                       6,470,186.38
    Current month ADCPB Substituted                                  182,406.66
                                                                ---------------
    Cumulative ADCPB Substituted                                   6,652,593.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


Available Amount to Note Holders:                                                            5,825,199.89

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                       --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                      --
(iii)       Aggregate of:

              (a) Unreimbursed Servicer Advances                                                36,912.18
              (b) Servicer Fees from current and prior Collection Period                        48,392.80
              (c) Servicing Charges inadvertently deposited in Collection Account                      --

(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                       14,711.51
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees            416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                              --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:

              Class A-1 Note Interest                                                                  --
              Class A-2 Note Interest                                                                  --
              Class A-3 Note Interest                                                           77,370.77
              Class A-4 Note Interest                                                          401,672.54

(viii)      Class B-1 Note Interest                                                             12,079.89
(ix)        Class B-2 Note Interest                                                              9,128.45
(x)         Class B-3 Note Interest                                                              7,227.83
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal

              Class A-1 Principal Distribution Amount                                                  --
              Class A-2 Principal Distribution Amount                                                  --
              Class A-3 Principal Distribution Amount                                        4,836,803.40
              Class A-4 Principal Distribution Amount                                                  --

(xii)       Note Insurer Reimbursement Amount                                                          --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      105,147.91
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal       52,573.95
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal       65,717.44
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)              --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                       --
(xviii)     Remaining Amount to Residual Holder                                                157,044.55


            Reviewed By:



            -------------------------------------------------------------------
            E. Roger Gebhart
            COO/ EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2001                                                             1,346,963.50
     Add: Investment earnings on amounts in Collection Account                                                      7,365.41
     Add: Payments due Collection Account from last 3 business days of Collection Period                           33,753.40
     Less: Amounts inadvertently deposited into collection account                                                (52,616.59)
     Add: Additional contribution for terminated trade-ups and rebooked leases                                            --
     Add: Servicer Advance on current Determination Date                                                        4,384,500.99
                                                                                                              --------------
         Available Funds on Payment Date                                                                        5,825,199.89
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                      --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,825,199.89
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                     --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,825,199.89
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                            36,912.18
     Unreimbursed Servicer Advances paid                                                                           36,912.18
                                                                                                              --------------
       Unreimbursed Servicer Advances remaining unpaid                                                                    --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,788,287.71
SERVICER FEES
     Servicer Fees due                                                                                             48,392.80
     Servicer Fees paid                                                                                            48,392.80
                                                                                                              --------------
       Servicer Fees remaining unpaid                                                                                     --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,739,894.91
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                            --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,739,894.91
PREMIUM AMOUNT
     Premium Amount due                                                                                            14,711.51
     Premium Amount paid                                                                                           14,711.51
                                                                                                              --------------
       Premium Amount remaining unpaid                                                                                    --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,725,183.40
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                                        416.67
     Indenture Trustee Fee paid                                                                                       416.67
                                                                                                              --------------
       Indenture Trustee Fee remaining unpaid                                                                             --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,724,766.73
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                                 --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                            75,000.00
                                                                                                              --------------
     Total Indenture Trustee Expenses paid                                                                                --
                                                                                                              --------------
       Indenture Trustee Expenses unpaid                                                                                  --

  REMAINING AVAILABLE FUNDS                                                                                     5,724,766.73

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                              --
     Class A-2 Note Interest                                                                                              --
     Class A-3 Note Interest                                                                                       77,370.77
     Class A-4 Note Interest                                                                                      401,672.54
                                                                                                              --------------
       Total Class A Interest due                                                                                 479,043.31
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,245,723.42
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                                   12,079.89
     Class B-1 Note Interest paid                                                                                  12,079.89
                                                                                                              --------------
       Class B-1 Note Interest remaining unpaid                                                                           --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,233,643.54
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                                    9,128.45
     Class B-2 Note Interest paid                                                                                   9,128.45
                                                                                                              --------------
       Class B-2 Note Interest remaining unpaid                                                                           --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,224,515.09
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                                    7,227.83
     Class B-3 Note Interest paid                                                                                   7,227.83
                                                                                                              --------------
       Class B-3 Note Interest remaining unpaid                                                                           --
                                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                                     5,217,287.26
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                             4,836,803.40
     Class A Note Principal Balance as of preceding Payment Date                                              100,878,915.40
                                                                                                              --------------
     Class A Base Principal Distribution Amount paid                                                            4,836,803.40
                                                                                                              --------------
       Class A Base Principal Distribution Amount remaining unpaid                                                        --

     Class A-1 Note Principal Balance as of preceding Payment Date                                                        --
     Class A-1 Base Principal Distribution Amount paid                                                                    --
                                                                                                              --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                                --

     Remaining Class A Base Principal Distribution Amount                                                       4,836,803.40
                                                                                                              --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                                        --
     Class A-2 Base Principal Distribution Amount paid                                                                    --
                                                                                                              --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                                --

     Remaining Class A Base Principal Distribution Amount                                                       4,836,803.40
                                                                                                              --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                             16,759,012.40
     Class A-3 Base Principal Distribution Amount paid                                                          4,836,803.40
                                                                                                              --------------
       Class A-3 Note Principal Balance after distribution on Payment Date                                     11,922,208.99

     Remaining Class A Base Principal Distribution Amount                                                                 --
                                                                                                              --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


     Class A-4 Note Principal Balance as of preceding Payment Date                                             84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                                    --
                                                                                                              --------------
       Class A-4 Note Principal Balance after distribution on Payment Date                                     84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                                       380,483.86

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                                --
     Note Insurer Reimbursement Amount paid                                                                               --
                                                                                                              --------------
     Note Insurer Reimbursement Amount remaining unpaid                                                                   --
  REMAINING AVAILABLE FUNDS                                                                                       380,483.86

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                              2,193,020.09
     Class B-1 Base Principal Distribution due                                                                    105,147.91
     Class B-1 Base Principal Distribution paid                                                                   105,147.91
                                                                                                              --------------
       Class B-1 Base Principal Distribution remaining unpaid                                                             --
       Class B-1 Note Principal Balance after distribution on Payment Date                                      2,087,872.18

  REMAINING AVAILABLE FUNDS                                                                                       275,335.95

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                              1,096,510.04
     Class B-2 Base Principal Distribution due                                                                     52,573.95
     Class B-2 Base Principal Distribution paid                                                                    52,573.95
                                                                                                              --------------
       Class B-2 Base Principal Distribution remaining unpaid                                                             --
       Class B-2 Note Principal Balance after distribution on Payment Date                                      1,043,936.09

  REMAINING AVAILABLE FUNDS                                                                                       222,762.00
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                              1,370,637.55
     Class B-3 Base Principal Distribution due                                                                     65,717.44
     Class B-3 Base Principal Distribution paid                                                                    65,717.44
                                                                                                              --------------
       Class B-3 Base Principal Distribution remaining unpaid                                                             --
       Class B-3 Note Principal Balance after distribution on Payment Date                                      1,304,920.11
  REMAINING AVAILABLE FUNDS                                                                                       157,044.55
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                                          --
       Remaining Indenture Trustee Expenses paid                                                                          --
                                                                                                              --------------
     Remaining Indenture Trustee Expenses unpaid                                                                          --
  REMAINING AVAILABLE FUNDS                                                                                       157,044.55
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                             --
     Other Amounts Due Servicer under Servicing Agreement paid                                                            --
                                                                                                              --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                                --
  REMAINING AVAILABLE FUNDS                                                                                       157,044.55
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                                 157,044.55

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 2001





                     Initial          Beginning        Base        Additional     Total              Ending              Ending
                    Principal         Principal      Principal     Principal     Principal         Principal          Certificate
   Class             Balance           Balance      Distribution  Distribution  Distribution        Balance              Factor
-------------    --------------    --------------   ------------  ------------  --------------    -------------       -----------
Class A-1          70,688,994.00               --             --            --            --                 --         0.0000000
Class A-2          57,258,085.00               --             --            --            --                 --         0.0000000
Class A-3          48,068,516.00    16,759,012.40   4,836,803.40            --  4,836,803.40      11,922,208.99         0.2480253
Class A-4          84,119,903.00    84,119,903.00             --            --            --      84,119,903.00         1.0000000
                 ---------------   --------------   ------------  ------------  ------------     --------------       -----------
  Total Class A   260,135,498.00   100,878,915.40   4,836,803.40            --  4,836,803.40      96,042,111.99         0.3692003

Class B-1           5,655,120.00     2,193,020.09     105,147.91            --    105,147.91       2,087,872.18         0.3692003
Class B-2           2,827,560.00     1,096,510.04      52,573.95            --     52,573.95       1,043,936.09         0.3692003
Class B-3           3,534,450.00     1,370,637.55      65,717.44            --     65,717.44       1,304,920.11         0.3692003
                 ---------------   --------------   ------------  ------------  ------------     --------------
  Total           272,152,628.00   105,539,083.08   5,060,242.71            --  5,060,242.71     100,478,840.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  116,142,721.17
      ADCPB, end of Collection Period                                        111,082,478.46
                                                                             --------------
        Base Principal Amount                                                  5,060,242.71

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period          4,689,550.22
      Servicing Advances collected during the current Collection Period        4,652,638.04
                                                                             --------------
        Unreimbursed Servicing Advances as of current Determination Date          36,912.18

CALCULATION OF INTEREST DUE


                  Beginning                                  Current                                    Total
                  Principal             Interest             Interest             Overdue              Interest
  Class            Balance                Rate                 Due                Interest                Due
---------     ----------------      ----------------      ----------------     ----------------     ----------------
Class A-1                   --                4.9670%                   --                   --                   --
Class A-2                   --                5.4500%                   --                   --                   --
Class A-3        16,759,012.40                5.5400%            77,370.77                   --            77,370.77
Class A-4        84,119,903.00                5.7300%           401,672.54                   --           401,672.54
Class B-1         2,193,020.09                6.6100%            12,079.89                   --            12,079.89
Class B-2         1,096,510.04                9.9900%             9,128.45                   --             9,128.45
Class B-3         1,370,637.55                6.3280%             7,227.83                   --             7,227.83
              ----------------      ----------------      ----------------     ----------------     ----------------
                105,539,083.08                5.7701%           507,479.47                   --           507,479.47

CALCULATION OF PRINCIPAL DUE


                 Base                Base                                Total
               Principal           Principal          Overdue           Principal
  Class        Amount Pct.          Amount           Principal            Due
---------     -------------      -------------     -------------     -------------
Class A              95.584%      4,836,803.40                --      4,836,803.40
Class B-1             2.078%        105,147.91                --        105,147.91
Class B-2             1.039%         52,573.95                --         52,573.95
Class B-3             1.299%         65,717.44              0.00         65,717.44
                                 -------------     -------------     -------------
                                  5,060,242.71              0.00      5,060,242.71

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          116,142,721.17
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Servicer Fee due current period                                                      48,392.80
      Prior Servicer Fee arrearage                                                                --
                                                                                     ---------------
      Servicer Fee due                                                                     48,392.80

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2001


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      100,878,915.40
      Premium Rate                                                                             0.175%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    14,711.51
      Prior Premium Amount arrearage                                                              --
                                                                                     ---------------
        Total Premium Amount due                                                           14,711.51

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2001





RESTRICTING EVENT DETERMINATION:

                                                                                                                Yes/No
     A) Event of Servicer Termination (Yes/No)                                                                    No
     B) Note Insurer has Made a Payment (Yes/No)                                                                  No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                              No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                           No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE Yes/No

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                               No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                      No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


       Section                                       Event                                                      Yes/No
     ----------   -------------------------------------------------------------------------------              -------
     6.01(i)      Failure to make payment required                                                                No
     6.01(ii)     Failure to submit Monthly Statement                                                             No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                             No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                   No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                              No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                    dismissed within 60 days                                                                      No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                       No
     6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                    No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 2001


Gross Charge Event Calculation:


                                                                                  Result
                                                                                  ------
    Gross Charge Off Ratio Current Period                                         (0.29)%
    Gross Charge Off Ratio Prior Period                                            0.28%
    Gross Charge Off Ratio Second Prior Period                                     2.06%
                                                                                  -----
      Average of Gross Charge Off Ratio for Three Periods                          0.68%
    Maximum Allowed                                                                2.50%

    Gross Charge Off Ratio:


                         ADCPB of                                                   Gross Charge Off
                      All Defaulted     Less                       End of Month    Ratio: Charge Offs/
                        Contracts    Recoveries   Charge Offs          ADCPB             ADCPB
                      -------------  ----------   -----------     --------------    ------------------
Current Period          49,041.26     75,559.99    (26,518.73)    111,082,478.46         (0.29)%
Prior Period            97,255.10     70,530.22     26,724.88     116,142,721.17          0.28%
Second Prior Period    374,134.78    164,650.74    209,484.04     122,137,609.48          2.06%


Delinquency Event Calculation:

                                                    Results
                                                   ---------
Delinquency Trigger Ratio Current Period                5.00%
Delinquency Trigger Ratio Prior Period                  5.27%
Delinquency Trigger Ratio Second Prior Period           5.07%
                                                   ---------
Average of Delinquency Trigger Ratios                   5.12%
Maximum Allowed                                         7.50%

    Delinquency Trigger Ratio:


                                    A                 B                      A/B
                           ------------------  -----------------    -------------------
                                ADCPB of           ADCPB of
                           Contract > 30 Days   All Contracts       Delinquency Trigger
                                Past Due       As of Month-End            Ratio:
                           ------------------  -----------------    -------------------
    Current Period            5,710,739.44     114,128,504.05             5.00%
    Prior Period              6,287,067.71     119,273,405.76             5.27%
    Second Prior Period       6,197,197.36     122,137,609.48             5.07%


                            ADCPB         Delinquency Ratio
                         -----------      -----------------
Current                  108,417,765                  95.00%
31-60 Days Past Due        2,769,941                   2.43%
61-90 Days Past Due        1,511,061                   1.32%
91+ Days Past Due          1,429,738                   1.25%
                         -----------      -----------------
TOTAL                    114,128,504                 100.00%

Substitution Limits


    ADCPB as of Cut-Off Date                                       226,204,781.43
    Maximum Substitution (10% of Initial)                           22,620,478.14

    Prior month Cumulative ADCPB Substituted                        19,756,112.22
    Current month ADCPB Substituted                                    262,310.06
                                                                   --------------
    Cumulative ADCPB Substituted                                    20,018,422.28

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


Available Amount to Note Holders:                                                              4,254,690.87
Reserve Account balance, beginning                                                               907,862.89

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                          --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                         --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                   27,260.32
             (b) Servicer Fees from current and prior Collection Period                           45,533.75
             (c) Servicing Charges inadvertently deposited in Collection Account                         --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees               416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                     --
             Class A-2 Note Interest                                                              13,844.87
             Class A-3 Note Interest                                                             105,098.57
             Class A-4 Note Interest                                                             360,555.57
(vii)      Class B Note Interest                                                                  65,390.74
(viii)     Class C Note Interest                                                                  48,738.82
(ix)       Class D Note Interest                                                                  14,878.65

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                     --
             Class A-2 Principal Distribution Amount                                           2,571,802.00
             Class A-3 Principal Distribution Amount                                             751,737.08
             Class A-4 Principal Distribution Amount                                                     --
(xi)       Class B Base Principal Distribution Amount                                            314,114.97
(xii)      Class C Base Principal Distribution Amount                                            212,787.56
(xiii)     Class D Base Principal Distribution Amount                                             50,663.71
(xv)       Class E Note Interest                                                                  10,999.48
(xvi)      Class E Principal Distribution Amount                                                  54,716.80
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                           (393,848.70)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --
(xx)       Remaining Amount to Residual Holder                                                           --


Reserve Account balance, ending                                                                  514,014.19

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                         --

           Reviewed By:



           ---------------------------------------------------------------------
           E. ROGER GEBHART
           COO, EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2001                                               341,093.94
     Investment earnings on amounts in Collection Account                                           4,329.51
     Payments due Collection Account from last 3 business days of Collection Period             1,159,276.90
     Additional contribution for terminated trade-ups and rebooked leases                                 --
     Servicer Advance on current Determination Date                                             2,749,990.52
                                                                                               -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                            4,254,690.87
     Reserve Account balance                                                                      907,862.89
                                                                                               -------------
     TOTAL AVAILABLE FUNDS                                                                      5,162,553.76

Initial Unpaid Amounts inadvertently deposited in Collection Account                                      --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     5,162,553.76

Indemnity Payments paid inadvertently deposited in Collection Account                                     --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     5,162,553.76

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            27,260.32
     Unreimbursed Servicer Advances paid                                                           27,260.32
                                                                                               -------------
       Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     5,135,293.44

SERVICER FEES
     Servicer Fees due                                                                             45,533.75
     Servicer Fees paid                                                                            45,533.75
                                                                                               -------------
       Servicer Fees remaining unpaid                                                                     --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     5,089,759.69

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                            --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     5,089,759.69

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                               -------------
       Indenture Trustee Fee remaining unpaid                                                             --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     5,089,343.02

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                 --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                             75,000.00
                                                                                               -------------
     Total Indenture Trustee Expenses paid                                                                --
                                                                                               -------------
       Indenture Trustee Expenses unpaid                                                                  --
  REMAINING AVAILABLE FUNDS                                                                     5,089,343.02

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                              --
     Class A-2 Note Interest                                                                       13,844.87
     Class A-3 Note Interest                                                                      105,098.57
     Class A-4 Note Interest                                                                      360,555.57
       Total Class A Interest due                                                                 479,499.01
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     4,609,844.01

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                     65,390.74
     Class B Note Interest paid                                                                    65,390.74
                                                                                               -------------
       Class B Note Interest remaining unpaid                                                             --
                                                                                               -------------
REMAINING AVAILABLE FUNDS                                                                       4,544,453.27

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                     48,738.82
     Class C Note Interest paid                                                                    48,738.82
                                                                                               -------------
       Class C Note Interest remaining unpaid                                                             --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     4,495,714.45

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                     14,878.65
     Class D Note Interest paid                                                                    14,878.65
                                                                                               -------------
       Class D Note Interest remaining unpaid                                                             --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                     4,480,835.80

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                             3,243,774.14
     Class A Note Principal Balance as of preceding Payment Date                               83,382,057.00
                                                                                               -------------
     Class A Base Principal Distribution Amount paid                                            3,243,774.14
                                                                                               -------------
       Class A Base Principal Distribution Amount remaining unpaid                                        --
     Class A-1 Note Principal Balance as of preceding Payment Date                                        --
     Class A-1 Base Principal Distribution Amount paid                                                    --
                                                                                               -------------
       Class A-1 Note Principal Balance after distribution                                                --
                                                                                               -------------
     Remaining Class A Base Principal Distribution Amount                                       3,243,774.14
                                                                                               -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                              2,571,802.00
     Class A-2 Base Principal Distribution Amount paid                                          2,571,802.00
                                                                                               -------------
       Class A-2 Note Principal Balance after distribution                                                --
     Remaining Class A Base Principal Distribution Amount                                         671,972.14
                                                                                               -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                             18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                            671,972.14
                                                                                               -------------
       Class A-3 Note Principal Balance after distribution                                     18,151,651.86
     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                               -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                             61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                               -------------
       Class A-4 Note Principal Balance after distribution                                     61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                     1,237,061.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                               10,778,693.93
     Class B Base Principal Distribution due                                                      306,576.21
     Class B Base Principal Distribution paid                                                     306,576.21
                                                                                               -------------
       Class B Base Principal Distribution remaining unpaid                                               --
       Class B Note Principal Balance after distribution on Payment Date                       10,472,117.72
  REMAINING AVAILABLE FUNDS                                                                       930,485.45

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                7,301,695.99
     Class C Base Principal Distribution due                                                      207,680.66
     Class C Base Principal Distribution paid                                                     207,680.66
                                                                                               -------------
       Class C Base Principal Distribution remaining unpaid                                               --
       Class C Note Principal Balance after distribution on Payment Date                        7,094,015.32
  REMAINING AVAILABLE FUNDS                                                                       722,804.78

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                1,738,498.47
     Class D Base Principal Distribution due                                                       49,447.78
     Class D Base Principal Distribution paid                                                      49,447.78
                                                                                               -------------
       Class D Base Principal Distribution remaining unpaid                                               --
       Class D Note Principal Balance after distribution on Payment Date                        1,689,050.70
  REMAINING AVAILABLE FUNDS                                                                       673,357.01

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                --
     Class A-1 Reallocated Principal Distribution                                                         --
                                                                                               -------------
       Class A-1 Note Principal Balance after Reallocation                                                --
  Remaining Available Funds                                                                       673,357.01
                                                                                               -------------
     Class A-2 Note Principal Balance after Base Principal                                                --
     Class A-2 Reallocated Principal Distribution                                                         --
                                                                                               -------------
       Class A-2 Note Principal Balance after Reallocation                                                --
  Remaining Available Funds                                                                       673,357.01
                                                                                               -------------
     Class A-3 Note Principal Balance after Base Principal                                     18,151,651.86
     Class A-3 Reallocated Principal Distribution                                                         --
                                                                                               -------------
       Class A-3 Note Principal Balance after Reallocation                                     18,151,651.86
  Remaining Available Funds                                                                       673,357.01
                                                                                               -------------
     Class A-4 Note Principal Balance after Base Principal                                     61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                         --
                                                                                               -------------
       Class A-4 Note Principal Balance after Reallocation                                     61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                       673,357.01

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                       10,472,117.72
     Class B Reallocated Principal Distribution paid                                                      --
                                                                                               -------------
       Class B Note Principal Balance after Reallocation                                       10,472,117.72
  REMAINING AVAILABLE FUNDS                                                                       673,357.01


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                        7,094,015.32
     Class C Reallocated Principal Distribution paid                                                      --
                                                                                               -------------
       Class C Note Principal Balance after Reallocation                                        7,094,015.32
  REMAINING AVAILABLE FUNDS                                                                       673,357.01

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                        1,689,050.70
     Class D Reallocated Principal Distribution paid                                                      --
       Class D Note Principal Balance after Reallocation                                        1,689,050.70
  REMAINING AVAILABLE FUNDS                                                                       673,357.01

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                     10,999.48
     Class E Note Interest paid                                                                    10,999.48
                                                                                               -------------
       Class E Note Interest remaining unpaid                                                             --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                       662,357.52

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                1,877,578.91
     Class E Base Principal Distribution due                                                       53,403.60
     Class E Base Principal Distribution paid                                                      53,403.60
                                                                                               -------------
       Class E Base Principal Distribution remaining unpaid                                               --
       Class E Note Principal Balance after distribution on Payment Date                        1,824,175.31
  REMAINING AVAILABLE FUNDS                                                                       608,953.93

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                        1,824,175.31
     Class E Reallocated Principal Distribution paid                                                      --
       Class E Note Principal Balance after Reallocation                                        1,824,175.31
  REMAINING AVAILABLE FUNDS                                                                       608,953.93

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                         --
     Class A-1 Supplemental Principal Distribution                                                        --
                                                                                               -------------
       Class A-1 Note Principal Balance after Supplemental                                                --
  Remaining Available Funds                                                                       608,953.93
                                                                                               -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                         --
     Class A-2 Supplemental Principal Distribution                                                        --
                                                                                               -------------
       Class A-2 Note Principal Balance after Supplemental                                                --
  Remaining Available Funds                                                                       608,953.93
                                                                                               -------------
     Class A-3 Note Principal Balance after Reallocated Principal                              18,151,651.86
     Class A-3 Supplemental Principal Distribution                                                 79,764.94
                                                                                               -------------
       Class A-3 Note Principal Balance after Supplemental                                     18,071,886.92
  Remaining Available Funds                                                                       529,188.99
                                                                                               -------------
     Class A-4 Note Principal Balance after Reallocated Principal                              61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                        --
                                                                                               -------------
       Class A-4 Note Principal Balance after Supplemental                                     61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                       529,188.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                10,472,117.72
     Class B Supplemental Principal Distribution paid                                               7,538.76
                                                                                               -------------
       Class B Note Principal Balance after Supplemental                                       10,464,578.96
  REMAINING AVAILABLE FUNDS                                                                       521,650.23

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                 7,094,015.32
     Class C Supplemental Principal Distribution paid                                               5,106.90
                                                                                               -------------
       Class C Note Principal Balance after Supplemental                                        7,088,908.42
  REMAINING AVAILABLE FUNDS                                                                       516,543.33

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                 1,689,050.70
     Class D Supplemental Principal Distribution paid                                               1,215.93
                                                                                               -------------
       Class D Note Principal Balance after Supplemental                                        1,687,834.77
  REMAINING AVAILABLE FUNDS                                                                       515,327.40

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                 1,824,175.31
     Class E Supplemental Principal Distribution paid                                               1,313.20
                                                                                               -------------
       Class E Note Principal Balance after Supplemental                                        1,822,862.11
  REMAINING AVAILABLE FUNDS                                                                       514,014.19

RESERVE FUND
     Required Reserve Fund Amount                                                               1,751,034.78
     Reserve Account Balance, Ending                                                              514,014.19
     Reserve Account Deposit/(Withdrawal)                                                        (393,848.70)
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                               --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                          --
     Remaining Indenture Trustee Expenses paid                                                            --
                                                                                               -------------
       Remaining Indenture Trustee Expenses unpaid                                                        --
  REMAINING AVAILABLE FUNDS                                                                               --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                            109,281,007.30
     ADCPB, end of Collection Period                                                  105,325,185.18
                                                                                     ---------------
       Base Principal Amount                                                            3,955,822.12

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                    2,738,299.87
     Servicing Advances collected during the current Collection Period                  2,711,039.55
                                                                                     ---------------
       Unreimbursed Servicing Advances as of current Determination Date                    27,260.32


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                           109,281,007.30
     Servicer Fee Rate                                                                         0.500%
     One-twelfth                                                                                1/12
                                                                                     ---------------
     Servicer Fee due current period                                                       45,533.75
     Prior Servicer Fee arrearage                                                                 --
                                                                                     ---------------
     Servicer Fee due                                                                      45,533.75


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                 416.67
     Prior Indenture Trustee Fee arrearage                                                        --
                                                                                     ---------------
     Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                               --
     Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                     ---------------
     Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                        --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                     ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                   --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                      103,550,829.49               96.33%
      31 - 60 days past due                                         1,767,131.66                1.64%
      61 - 90 days past due                                         1,115,825.39                1.04%
      91+ days past due                                             1,066,387.89                0.99%
                                                                 ---------------
                                                                  107,500,174.43

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                     380,388.06
     Less Recoveries                                                                       66,150.95
                                                                                     ---------------
     Total Charge Offs for the period                                                     314,237.11

     End of Month ADCPB                                                               105,325,185.18
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                           0.30%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                   Initial          of Period          Interest                             Interest
   Class           Balance           Balance             Rate           Interest Due          Paid
   -----        --------------    --------------    --------------     --------------    --------------
    A-1          30,818,212.00              0.00             5.855%              0.00              0.00
    A-2          31,956,385.00      2,571,802.00             6.460%         13,844.87         13,844.87
    A-3          18,823,624.00     18,823,624.00             6.700%        105,098.57        105,098.57
    A-4          61,986,631.00     61,986,631.00             6.980%        360,555.57        360,555.57
                --------------    --------------    --------------     --------------    --------------
  Class A       143,584,852.00     83,382,057.00              6.90%        479,499.01        479,499.01
                --------------    --------------    --------------     --------------    --------------
     B           13,570,520.00     10,778,693.93             7.280%         65,390.74         65,390.74
     C            9,192,933.00      7,301,695.99             8.010%         48,738.82         48,738.82
     D            2,188,793.00      1,738,498.47            10.270%         14,878.65         14,878.65
     E            2,363,897.00      1,877,578.91             7.030%         10,999.48         10,999.48
                --------------    --------------    --------------     --------------    --------------
Total Notes     170,900,995.00    105,078,524.30              7.07%        619,506.70        619,506.70
                --------------    --------------    --------------     --------------    --------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        (Monthly)      (Reallocated)    (Supplemental)       Total            End             Ending
                of Period        Principal        Principal        Principal        Principal        of Period       Certificate
   Class         Balance           Paid             Paid             Paid             Paid            Balance          Factor
   -----      --------------   --------------   --------------   --------------   --------------   --------------   --------------
    A-1                 0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-2         2,571,802.00     2,571,802.00             0.00             0.00     2,571,802.00             0.00        0.0000000
    A-3        18,823,624.00       671,972.14             0.00        79,764.94       751,737.08    18,071,886.92        0.9600642
    A-4        61,986,631.00             0.00             0.00             0.00             0.00    61,986,631.00        1.0000000
              --------------   --------------   --------------   --------------   --------------   --------------
  Class A      83,382,057.00     3,243,774.14             0.00        79,764.94     3,323,539.08    80,058,517.92
              --------------   --------------   --------------   --------------   --------------   --------------
     B         10,778,693.93       306,576.21             0.00         7,538.76       314,114.97    10,464,578.96        0.7711259
     C          7,301,695.99       207,680.66             0.00         5,106.90       212,787.56     7,088,908.42        0.7711259
     D          1,738,498.47        49,447.78             0.00         1,215.93        50,663.71     1,687,834.77        0.7711258
     E          1,877,578.91        53,403.60             0.00         1,313.20        54,716.80     1,822,862.11        0.7711259
              --------------   --------------   --------------   --------------   --------------   --------------
Total Notes   105,078,524.30     3,860,882.39             0.00        94,939.73     3,955,822.12   101,122,702.18
              --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


PRINCIPAL PAYMENT CALCULATION

                               Investor        Investor        Investor                       Supplemental
              (defined)         Monthly       Reallocated    Supplemental       Total          Percentage
                Class          Principal       Principal      Principal       Principal       of Principal
  Class      Percentage         Amount          Amount          Amount          Amount         Allocated
  -----     ------------     ------------    ------------    ------------    ------------     ------------
   A               82.00%    3,243,774.14            0.00       79,764.94    3,323,539.08            84.02%
   B                7.75%      306,576.21            0.00        7,538.76      314,114.97             7.94%
   C                5.25%      207,680.66            0.00        5,106.90      212,787.56             5.38%
   D                1.25%       49,447.78            0.00        1,215.93       50,663.71             1.28%
   E                1.35%       53,403.60            0.00        1,313.20       54,716.80             1.38%
            ------------     ------------    ------------    ------------    ------------     ------------
                             3,860,882.39            0.00       94,939.73    3,955,822.12           100.00%
            ------------     ------------    ------------    ------------    ------------     ------------

FLOOR CALCULATION

                 Class            Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
   -----         ------           ----------      -----------
     A                                                    N/A
     B                --              No           306,576.21
     C                --              No           207,680.66
     D                --              No            49,447.78
     E                --              No            53,403.60

(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,089,343.02

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                         Yes/No
                                                                                                                         ------

         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
         Indenture when due; and,                                                                                          No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
         Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
         Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the
         Class A-4 Maturity Date, the Class B Maturity Date, the Class C
         Maturity Date, the Class D Maturity Date, or the Class E Maturity Date,
         as the case may be, on any remaining principal owed on the outstanding
         Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
         Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
         case may be.                                                                                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                             Event                                                           Yes/No
     -------                                             -----                                                           ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                           No
    6.01(ii)    Failure to submit Monthly Statement                                                                        No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                        No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                              No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                         No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001


Available Funds                                                                                                 $  2,960,506.82
Deposit from Reserve Account                                                                                    $    358,282.70
                                                                                                                ---------------
Total Available Amount to Note Holders:                                                                         $  3,318,789.52

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)          Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account          $          0.00
(ii)         Indemnity Payments paid inadvertently deposited in Collection Account                              $          0.00
(iii)        Aggregate of:
               (a) Unreimbursed Servicer Advances (Other than current Collection Period)                        $     34,446.08
               (b) Servicer Fees from current and prior Collection Period                                       $     71,781.07
(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        $        416.67
(v)          Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                 $          0.00

(vi)         Class A-1 through A-2 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                          $    365,898.00
               Class A-2 Note Interest                                                                          $    644,910.00
(vii)        Class B Note Interest                                                                              $     93,099.33

(viii)       Class A Base Principal Distribution Amount
               Class A-1 Principal Distribution Amount                                                          $  1,913,002.63
               Class A-2 Principal Distribution Amount                                                          $          0.00
(ix)         Class B Base Principal Distribution Amount                                                         $    153,991.03
(x)          Supplemental Interest Reserve Account addition amount                                              $     41,244.71
(xi)         Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      $          0.00
(xii)        Excess to Trust Certificate Holder                                                                 $          0.00




             Reviewed By:



             ------------------------------------------------------------------
             E. Roger Gebhart
             COO/ EVP Capital Markets & Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2001                                             1,246,577.87
     Investment earnings on amounts in Collection Account                                           6,412.19
     Payments due Collection Account from last 3 business days of Collection Period               448,597.48
     Servicer Advance on current Determination Date                                             1,258,919.28
     Additional Contribution for loss on termination                                                    0.00
     Deposit from Reserve Account                                                                 358,282.70
     Deposit from Letter of Credit Account                                                              0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                            3,318,789.52

Initial Unpaid Amounts inadvertently deposited in Collection Account                                    0.00
  REMAINING AVAILABLE FUNDS                                                                     3,318,789.52

Indemnity Payments paid inadvertently deposited in Collection Account                                   0.00
  REMAINING AVAILABLE FUNDS                                                                     3,318,789.52

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            34,446.08
     Unreimbursed Servicer Advances paid                                                           34,446.08
                                                                                             ---------------
       Unreimbursed Servicer Advances remaining unpaid                                                  0.00
  REMAINING AVAILABLE FUNDS                                                                     3,284,343.44

SERVICER FEES
     Servicer Fees due                                                                             71,781.07
     Servicer Fees paid                                                                            71,781.07
                                                                                             ---------------
       Servicer Fees remaining unpaid                                                                   0.00
  REMAINING AVAILABLE FUNDS                                                                     3,212,562.37

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          0.00
  REMAINING AVAILABLE FUNDS                                                                     3,212,562.37

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                             ---------------
       Indenture Trustee Fee remaining unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                     3,212,145.70

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                     75,000.00
     Total Indenture Trustee Expenses paid                                                              0.00
                                                                                             ---------------
       Indenture Trustee Expenses unpaid                                                                0.00
  REMAINING AVAILABLE FUNDS                                                                     3,212,145.70

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                  365,898.00
     Class A-1 Note Interest paid                                                                 365,898.00
                                                                                             ---------------
       Class A-1 Interest remaining unpaid                                                              0.00
     Class A-2 Note Interest due                                                                  644,910.00
     Class A-2 Note Interest paid                                                                 644,910.00
                                                                                             ---------------
       Class A-2 Interest remaining unpaid                                                              0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001



  REMAINING AVAILABLE FUNDS                                                            2,201,337.70

CLASS B NOTE INTEREST
     Class B Note Interest due                                                            93,099.33
     Class B Note Interest paid                                                           93,099.33
                                                                                    ---------------
       Class B Note Interest remaining unpaid                                                  0.00
  REMAINING AVAILABLE FUNDS                                                            2,108,238.37


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                    58,621,843.01
     Class A-1 Base Principal Distribution due                                         1,913,002.63
     Class A-1 Base Principal Distribution Amount paid                                 1,913,002.63
                                                                                    ---------------
       Class A-1 Base Principal Distribution remaining unpaid                                  0.00
       Class A-1 Note Principal Balance after distribution on Payment Date            56,708,840.38

     Class A-2 Note Principal Balance as of preceding Payment Date                    99,600,000.00
     Class A-2 Base Principal Distribution due                                                 0.00
     Class A-2 Base Principal Distribution Amount paid                                         0.00
                                                                                    ---------------
       Class A-2 Base Principal Distribution remaining unpaid                                  0.00
       Class A-2 Note Principal Balance after distribution on Payment Date            99,600,000.00
  REMAINING AVAILABLE FUNDS                                                              195,235.74

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                      14,052,729.00
     Class B Base Principal Distribution due                                             153,991.03
     Class B Base Principal Distribution paid                                            153,991.03
                                                                                    ---------------
       Class B Base Principal Distribution remaining unpaid                                    0.00
       Class B Note Principal Balance after distribution on Payment Date              13,898,737.97
  REMAINING AVAILABLE FUNDS                                                               41,244.71

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                       41,244.71
  REMAINING AVAILABLE FUNDS                                                                    0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                               0.00
     Remaining Indenture Trustee Expenses paid                                                 0.00
                                                                                    ---------------
       Remaining Indenture Trustee Expenses unpaid                                             0.00
  REMAINING AVAILABLE FUNDS                                                                    0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                     0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                              3,078,448.63
      Plus: Earnings for Collection Period per Section 3.04(b)                                        12,200.19
      Less: Withdrawal per Section 3.04(c)                                                           358,282.70
        Ending Reserve Account Balance                                                             2,732,366.12


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                               --
      Plus: Earnings for Collection Period                                                                   --
      Plus: Additions from draws under Section 3.08(b)                                                       --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                    --
        Ending Letter of Credit Account Balance                                                              --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)                41,244.71
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                     41,244.71
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                               --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                              633,597.66
      Plus: Additions (Up to 1% of Initial ADCPB)                                                     41,244.71
      Plus: Earnings for Collection Period                                                             2,325.64
      Less: Required Distributions, To Collection Account                                                    --
        Ending Supplemental Interest Reserve Account Balance                                         677,168.01

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                            172,274,572.01
      ADCPB, end of Collection Period                                                  170,207,578.35
                                                                                      ---------------
        Base Principal Amount                                                            2,066,993.66

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                    1,162,572.82
      Servicing Advances collected during the current Collection Period                  1,128,126.74
                                                                                      ---------------
        Unreimbursed Servicing Advances as of current Determination Date                    34,446.08


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           172,274,572.01
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                1/12
                                                                                      ---------------
      Servicer Fee due current period                                                       71,781.07
      Prior Servicer Fee arrearage                                                                 --
                                                                                      ---------------
      Servicer Fee due                                                                      71,781.07


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                 416.67
      Prior Indenture Trustee Fee arrearage                                                      0.00
                                                                                      ---------------
      Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                             0.00
      Prior Indenture Trustee Expenses arrearage                                                 0.00
                                                                                      ---------------
      Total Indenture Trustee Expenses due                                                       0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                      0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     0.00
                                                                                      ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                               Beginning                                                        Total        Total
                 Initial       of Period      Interest         Current        Overdue          Interest     Interest    Interest
   Class         Balance        Balance         Rate        Interest Due      Interest           Due          Paid      Shortfall
-----------  --------------  --------------  ------------  -------------   --------------  --------------  ------------ ---------
    A-1       75,000,000.00   58,621,843.01         7.490%   365,898.00              0.00      365,898.00    365,898.00        0.00
    A-2       99,600,000.00   99,600,000.00         7.770%   644,910.00              0.00      644,910.00    644,910.00        0.00
             --------------  --------------  ------------  ------------    --------------  --------------  ------------  ----------
  Class A    174,600,000.00  158,221,843.01                1,010,808.00              0.00    1,010,808.00  1,010,808.00        0.00
             --------------  --------------  ------------  ------------    --------------  --------------  ------------  ----------
     B        14,052,729.00   14,052,729.00         7.950%    93,099.33              0.00       93,099.33     93,099.33        0.00
             --------------  --------------  ------------  ------------    --------------  --------------  ------------  ----------
Total Notes  188,652,729.00  172,274,572.01                1,103,907.33              0.00    1,103,907.33  1,103,907.33        0.00
             --------------  --------------  ------------  ------------    --------------  --------------  ------------  ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning            Current                                End               Ending
                  of Period           Principal          Principal         of Period         Certificate
   Class           Balance               Due               Paid             Balance             Factor
-----------     --------------     --------------     --------------     --------------     --------------
    A-1          58,621,843.01       1,913,002.63       1,913,002.63      56,708,840.38         0.75611787
    A-2          99,600,000.00               0.00               0.00      99,600,000.00         1.00000000
                --------------     --------------     --------------     --------------     --------------
  Class A       158,221,843.01       1,913,002.63       1,913,002.63     156,308,840.38
                --------------     --------------     --------------     --------------     --------------
     B           14,052,729.00         153,991.03         153,991.03      13,898,737.97         0.98904191
                --------------     --------------     --------------     --------------     --------------
Total Notes     172,274,572.01       2,066,993.66       2,066,993.66     170,207,578.35
                --------------     --------------     --------------     --------------     --------------

                                  Beginning                           Base Principal       Principal
               Principal          of Period           Overdue          Distribution         Payment
                Percent            Balance           Principal            Amount             Amount
            --------------      --------------     --------------     --------------     --------------
Class A              92.55%     158,221,843.01               0.00       1,913,002.63       1,913,002.63
Class B               7.45%      14,052,729.00               0.00         153,991.03         153,991.03
            --------------      --------------     --------------     --------------     --------------



Base Principal Amount:           2,066,993.66
Gross Charge Off Event?                    No
Available Funds less Fees:       3,212,145.70

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                             Yes/No
                                                                                             ------

         a)       Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of
                  such Notes or the Indenture when due; and,                                   No

         b)       Failure to distribute to the Noteholders (x) on any Payment
                  Date, an amount equal to the principal due on the Outstanding
                  Notes as of such Payment Date to the extent that sufficient
                  Available Funds are on deposit in the Collection Account of
                  (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
                  Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
                  Class A-2 Notes, Class B Notes, as the case may be.                          No

         c)       Failure on the part of the Trust duly to observe or perform in
                  any material respect any other Covenants or Agreements.                      No

         d)       The Trust shall consent to the appointment of a Custodian,
                  Receiver, Trustee, or Liquidator, etc.                                       No

         e)       The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
                  proceeding under any bankruptcy laws etc.                                    No

         f)       A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
                  thereafter, etc.                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                 Event                                           Yes/No
     -------                                 -----                                           ------
     6.01(i)   Failure to make payment, deposit, transfer, or delivery required                No
     6.01(ii)  Failure to submit Monthly Statement                                             No
     6.01(iii) Failure to Observe Covenants or Agreements in Transaction
               Documents                                                                       No
     6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                   No
     6.01(v)   Servicer files a voluntary petition for bankruptcy                              No
     6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed,
               withdrawn or dismissed within 60 days                                           No
     6.01(vii) Assignment by Servicer to a delegate its rights under Servicing
               Agreement                                                                       No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2001




AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                            169,854,158.12                      99.79%
                       31 - 60 days past due                                  205,822.86                       0.12%
                       61 - 90 days past due                                  147,597.38                       0.09%
                       91+ days past due                                            0.00                       0.00%
                                                                        ----------------
                                                                          170,207,578.35


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                             358,282.70
                        Total Defaulted Contracts                                                      2,197,136.38
                      Recoveries from Reserve Account for Current Period                                 358,282.70
                          Total Recoveries from Reserve Account                                        1,973,338.94
                      Net Remaining Defaulted                                                            223,797.44
                      Recoveries from Source Recourse (Up to Available Source Recourse)                        0.00
                      Recoveries from Draw on Letter of Credit Account                                         0.00


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                           19,238,909.32
                      Beginning % available under 10% limited recourse                                       8.9100%
                      Current months buy backs under 10% limited recourse obligation                     338,088.03
                      Cumulative amount bought back under 10% limited recourse obligation              2,097,000.93
                      Cumulative % bought back under 10% limited recourse obligation                         0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                      20,000,000.00
                      Amount of step down in the Letters of Credit                                             0.00
                      Ending Value of the 2 Letters of Credit                                         20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                            (NO/YES)
                                                                                                   ----------------

                      (i) Non Performance of Buy Back Obligation - Deposit full
                      amount of both LOCs (No/Yes):                                                        No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys
                      and S&P respectively)                                                                No
                      Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                      No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing
                            or confirming bank:                                                            No
                            Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                           No

                      If a draw on the letters of credit, amount deposited in Letter
                      of Credit Account                                                                   0.00







GROSS CHARGE EVENT CALCULATION:                                            Result
                                                                      ---------------
                      Defaulted Contracts Current Period                      358,283
                      Total Defaulted Contracts Prior Period                1,838,854
                                                                      ---------------
                      Total ADCPB of all Defaulted Contracts                2,197,136
                      Total Initial ADCPB                                 188,652,729
                                                                      ---------------
                      % Total Defaulted                                          1.16%
                      Maximum Allowed                                           10.00%

Gross Charge Off Event:                                                                                No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


Available Amount to Note Holders:                                                               6,124,777.36
Reserve Account balance, beginning                                                                291,787.89

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                           --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                          --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                    33,161.74
             (b) Servicer Fees from current and prior Collection Period                            64,230.07
             (c) Servicing Charges inadvertently deposited in Collection Account                          --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                  --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                      --
             Class A-2 Note Interest                                                              149,321.34
             Class A-3 Note Interest                                                              320,780.10
             Class A-4 Note Interest                                                              210,522.36
(vii)      Class B Note Interest                                                                  130,146.51
(viii)     Class C Note Interest                                                                   82,409.38
(ix)       Class D Note Interest                                                                   38,558.21

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                      --
             Class A-2 Principal Distribution Amount                                            4,101,832.91
             Class A-3 Principal Distribution Amount                                                      --
             Class A-4 Principal Distribution Amount                                                      --
(xi)       Class B Base Principal Distribution Amount                                             527,566.93
(xii)      Class C Base Principal Distribution Amount                                             316,540.16
(xiii)     Class D Base Principal Distribution Amount                                             105,513.40
(xv)       Class E Note Interest                                                                   25,117.27
(xvi)      Class E Principal Distribution Amount                                                  102,875.55
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                             (84,215.25)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  --
(xx)       Remaining Amount to Residual Holder                                                            --


Reserve Account balance, ending                                                                   207,572.64

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                          --

           Reviewed By:



           ---------------------------------------------------------------------
           E. ROGER GEBHART
           COO/ EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2001                                               771,764.86
     Investment earnings on amounts in Collection Account                                           6,085.10
     Payments due Collection Account from last 3 business days of Collection Period             1,358,756.19
     Additional contribution for terminated trade-ups and rebooked leases                                 --
     Servicer Advance on current Determination Date                                             3,988,171.21
                                                                                               --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                            6,124,777.36
     Reserve Account balance                                                                      291,787.89
                                                                                               --------------
     TOTAL AVAILABLE FUNDS                                                                      6,416,565.25

Initial Unpaid Amounts inadvertently deposited in Collection Account                                      --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                      6,416,565.25

Indemnity Payments paid inadvertently deposited in Collection Account                                     --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                      6,416,565.25

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            33,161.74
     Unreimbursed Servicer Advances paid                                                           33,161.74
                                                                                               --------------
      Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                      6,383,403.51

SERVICER FEES
     Servicer Fees due                                                                             64,230.07
     Servicer Fees paid                                                                            64,230.07
                                                                                               --------------
      Servicer Fees remaining unpaid                                                                      --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                      6,319,173.44

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                            --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                      6,319,173.44

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                               --------------
      Indenture Trustee Fee remaining unpaid                                                              --
                                                                                               --------------
 REMAINING AVAILABLE FUNDS                                                                      6,318,756.77

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                 --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                             75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                --
                                                                                               --------------
      Indenture Trustee Expenses unpaid                                                                   --
 REMAINING AVAILABLE FUNDS                                                                      6,318,756.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                              --
     Class A-2 Note Interest                                                                      149,321.34
     Class A-3 Note Interest                                                                      320,780.10
     Class A-4 Note Interest                                                                      210,522.36
      Total Class A Interest due                                                                  680,623.80
                                                                                             ----------------
 REMAINING AVAILABLE FUNDS                                                                      5,638,132.97

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                    130,146.51
     Class B Note Interest paid                                                                   130,146.51
                                                                                             ----------------
      Class B Note Interest remaining unpaid                                                              --
                                                                                             ----------------
 REMAINING AVAILABLE FUNDS                                                                      5,507,986.46

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                     82,409.38
     Class C Note Interest paid                                                                    82,409.38
                                                                                             ----------------
      Class C Note Interest remaining unpaid                                                              --
                                                                                             ----------------
 REMAINING AVAILABLE FUNDS                                                                      5,425,577.08

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                     38,558.21
     Class D Note Interest paid                                                                    38,558.21
                                                                                             ----------------
      Class D Note Interest remaining unpaid                                                              --
                                                                                             ----------------
 REMAINING AVAILABLE FUNDS                                                                      5,387,018.87

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                             4,007,490.76
     Class A Note Principal Balance as of preceding Payment Date                              109,188,582.81
                                                                                             ----------------
     Class A Base Principal Distribution Amount paid                                            4,007,490.76
                                                                                             ----------------
      Class A Base Principal Distribution Amount remaining unpaid                                         --
     Class A-1 Note Principal Balance as of preceding Payment Date                                        --
     Class A-1 Base Principal Distribution Amount paid                                                    --
                                                                                             ----------------
      Class A-1 Note Principal Balance after distribution                                                 --
                                                                                             ----------------
     Remaining Class A Base Principal Distribution Amount                                       4,007,490.76
                                                                                             ----------------
     Class A-2 Note Principal Balance as of preceding Payment Date                             24,378,994.81
     Class A-2 Base Principal Distribution Amount paid                                          4,007,490.76
                                                                                             ----------------
      Class A-2 Note Principal Balance after distribution                                      20,371,504.05
     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                             ----------------
     Class A-3 Note Principal Balance as of preceding Payment Date                             51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                                    --
                                                                                             ----------------
      Class A-3 Note Principal Balance after distribution                                      51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                             ----------------
     Class A-4 Note Principal Balance as of preceding Payment Date                             33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                             ----------------
      Class A-4 Note Principal Balance after distribution                                      33,416,247.00
REMAINING AVAILABLE FUNDS                                                                       1,379,528.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                               20,099,847.73
     Class B Base Principal Distribution due                                                      515,432.89
     Class B Base Principal Distribution paid                                                     515,432.89
                                                                                              ---------------
      Class B Base Principal Distribution remaining unpaid                                                --
      Class B Note Principal Balance after distribution on Payment Date                        19,584,414.84
 REMAINING AVAILABLE FUNDS                                                                        864,095.22

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                               12,059,908.83
     Class C Base Principal Distribution due                                                      309,259.74
     Class C Base Principal Distribution paid                                                     309,259.74
                                                                                              ---------------
      Class C Base Principal Distribution remaining unpaid                                                --
      Class C Note Principal Balance after distribution on Payment Date                        11,750,649.09
 REMAINING AVAILABLE FUNDS                                                                        554,835.48

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                4,019,969.93
     Class D Base Principal Distribution due                                                      103,086.59
     Class D Base Principal Distribution paid                                                     103,086.59
                                                                                              ---------------
      Class D Base Principal Distribution remaining unpaid                                                --
      Class D Note Principal Balance after distribution on Payment Date                         3,916,883.34
 REMAINING AVAILABLE FUNDS                                                                        451,748.89

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                --
     Class A-1 Reallocated Principal Distribution                                                         --
                                                                                              ---------------
      Class A-1 Note Principal Balance after Reallocation                                                 --
 Remaining Available Funds                                                                        451,748.89
                                                                                              ---------------
     Class A-2 Note Principal Balance after Base Principal                                     20,371,504.05
     Class A-2 Reallocated Principal Distribution                                                         --
                                                                                              ---------------
      Class A-2 Note Principal Balance after Reallocation                                      20,371,504.05
 Remaining Available Funds                                                                        451,748.89
                                                                                              ---------------
     Class A-3 Note Principal Balance after Base Principal                                     51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                         --
                                                                                              ---------------
      Class A-3 Note Principal Balance after Reallocation                                      51,393,341.00
 Remaining Available Funds                                                                        451,748.89
                                                                                              ---------------
     Class A-4 Note Principal Balance after Base Principal                                     33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                         --
                                                                                              ---------------
      Class A-4 Note Principal Balance after Reallocation                                      33,416,247.00
 REMAINING AVAILABLE FUNDS                                                                        451,748.89

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                       19,584,414.84
     Class B Reallocated Principal Distribution paid                                                      --
                                                                                              ---------------
      Class B Note Principal Balance after Reallocation                                        19,584,414.84
 REMAINING AVAILABLE FUNDS                                                                        451,748.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                       11,750,649.09
     Class C Reallocated Principal Distribution paid                                                      --
                                                                                              --------------
       Class C Note Principal Balance after Reallocation                                       11,750,649.09
  REMAINING AVAILABLE FUNDS                                                                       451,748.89

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                        3,916,883.34
     Class D Reallocated Principal Distribution paid                                                      --
       Class D Note Principal Balance after Reallocation                                        3,916,883.34
  REMAINING AVAILABLE FUNDS                                                                       451,748.89

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                     25,117.27
     Class E Note Interest paid                                                                    25,117.27
                                                                                              --------------
       Class E Note Interest remaining unpaid                                                             --
                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                       426,631.62

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                3,919,470.32
     Class E Base Principal Distribution due                                                      100,509.41
     Class E Base Principal Distribution paid                                                     100,509.41
                                                                                              --------------
       Class E Base Principal Distribution remaining unpaid                                               --
       Class E Note Principal Balance after distribution on Payment Date                        3,818,960.91
  REMAINING AVAILABLE FUNDS                                                                       326,122.20

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                        3,818,960.91
     Class E Reallocated Principal Distribution paid                                                      --
       Class E Note Principal Balance after Reallocation                                        3,818,960.91
  REMAINING AVAILABLE FUNDS                                                                       326,122.20

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                         --
     Class A-1 Supplemental Principal Distribution                                                        --
                                                                                              --------------
       Class A-1 Note Principal Balance after Supplemental                                                --
  Remaining Available Funds                                                                       326,122.20
                                                                                              --------------
     Class A-2 Note Principal Balance after Reallocated Principal                              20,371,504.05
     Class A-2 Supplemental Principal Distribution                                                 94,342.15
                                                                                              --------------
       Class A-2 Note Principal Balance after Supplemental                                     20,277,161.90
  Remaining Available Funds                                                                       231,780.05
                                                                                              --------------
     Class A-3 Note Principal Balance after Reallocated Principal                              51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                        --
                                                                                              --------------
       Class A-3 Note Principal Balance after Supplemental                                     51,393,341.00
  Remaining Available Funds                                                                       231,780.05
                                                                                              --------------
     Class A-4 Note Principal Balance after Reallocated Principal                              33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                        --
                                                                                              --------------
       Class A-4 Note Principal Balance after Supplemental                                     33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                       231,780.05

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                19,584,414.84
     Class B Supplemental Principal Distribution paid                                              12,134.04
                                                                                              --------------
       Class B Note Principal Balance after Supplemental                                       19,572,280.80
  REMAINING AVAILABLE FUNDS                                                                       219,646.01

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                11,750,649.09
     Class C Supplemental Principal Distribution paid                                               7,280.42
                                                                                              --------------
       Class C Note Principal Balance after Supplemental                                       11,743,368.67
  REMAINING AVAILABLE FUNDS                                                                       212,365.59

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                 3,916,883.34
     Class D Supplemental Principal Distribution paid                                               2,426.81
                                                                                              --------------
       Class D Note Principal Balance after Supplemental                                        3,914,456.53
  REMAINING AVAILABLE FUNDS                                                                       209,938.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                 3,818,960.91
     Class E Supplemental Principal Distribution paid                                               2,366.14
                                                                                              --------------
       Class E Note Principal Balance after Supplemental                                        3,816,594.77
  REMAINING AVAILABLE FUNDS                                                                       207,572.64

RESERVE FUND
     Required Reserve Fund Amount                                                               2,114,952.31
     Reserve Account Balance, Ending                                                              207,572.64
     Reserve Account Deposit/(Withdrawal)                                                         (84,215.25)
                                                                                              --------------
  REMAINING AVAILABLE FUNDS                                                                               --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                          --
     Remaining Indenture Trustee Expenses paid                                                            --
                                                                                              --------------
       Remaining Indenture Trustee Expenses unpaid                                                        --
  REMAINING AVAILABLE FUNDS                                                                               --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                        154,152,169.76
     ADCPB, end of Collection Period                                              148,997,840.81
                                                                                 ---------------
       Base Principal Amount                                                        5,154,328.95

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                4,020,122.45
     Servicing Advances collected during the current Collection Period              3,986,960.71
                                                                                 ---------------
       Unreimbursed Servicing Advances as of current Determination Date                33,161.74


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                       154,152,169.76
     Servicer Fee Rate                                                                    0.500%
     One-twelfth                                                                            1/12
                                                                                           -----
     Servicer Fee due current period                                                   64,230.07
     Prior Servicer Fee arrearage                                                             --
                                                                                              --
     Servicer Fee due                                                                  64,230.07

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                             416.67
     Prior Indenture Trustee Fee arrearage                                                    --
                                                                                              --
     Total Indenture Trustee Fee due                                                      416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                           --
     Prior Indenture Trustee Expenses arrearage                                               --
                                                                                 ---------------
     Total Indenture Trustee Expenses due                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                    --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                   --
                                                                                 ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                               --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                    146,010,476.41             95.98%
       31 - 60 days past due                                      3,000,273.49              1.97%
       61 - 90 days past due                                      1,235,338.04              0.81%
       91+ days past due                                          1,874,605.41              1.23%
                                                               ----------------
                                                                152,120,693.35

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                 444,976.05
     Less Recoveries                                                                  481,865.65
                                                                                 ---------------
     Total Charge Offs for the period                                                 (36,889.60)

     End of Month ADCPB                                                           148,997,840.81
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                      (0.02)%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                  Initial           of Period       Interest                       Interest
  Class           Balance            Balance          Rate       Interest Due        Paid
----------    ---------------    ---------------   -----------  --------------    ------------
    A-1         50,018,622.00               0.00        6.938%            0.00           0.00
    A-2         29,609,332.00      24,378,994.81        7.350%      149,321.34     149,321.34
    A-3         51,393,341.00      51,393,341.00        7.490%      320,780.10     320,780.10
    A-4         33,416,247.00      33,416,247.00        7.560%      210,522.36     210,522.36
              ----------------   ----------------  ------------ ---------------   ------------
  Class A      164,437,542.00     109,188,582.81         7.48%      680,623.80     680,623.80
              ----------------   ----------------  ------------ ---------------   ------------
     B          21,149,523.00      20,099,847.73        7.770%      130,146.51     130,146.51
     C          12,689,714.00      12,059,908.83        8.200%       82,409.38      82,409.38
     D           4,229,905.00       4,019,969.93       11.510%       38,558.21      38,558.21
     E           4,124,157.00       3,919,470.32        7.690%       25,117.27      25,117.27
             ----------------   ----------------  ------------ ---------------   ------------
Total Notes    206,630,841.00     149,287,779.62         7.69%      956,855.18     956,855.18
             ----------------   ----------------  ------------ ---------------   ------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning            (Monthly)    (Reallocated)  (Supplemental)      Total             End          Ending
                 of Period            Principal      Principal       Principal      Principal         of Period    Certificate
   Class          Balance               Paid           Paid            Paid           Paid             Balance       Factor
----------    ----------------     --------------  -------------  --------------  --------------   --------------- -----------
    A-1                  0.00               0.00           0.00            0.00            0.00              0.00   0.0000000
    A-2         24,378,994.81       4,007,490.76           0.00       94,342.15    4,101,832.91     20,277,161.90   0.6848233
    A-3         51,393,341.00               0.00           0.00            0.00            0.00     51,393,341.00   1.0000000
    A-4         33,416,247.00               0.00           0.00            0.00            0.00     33,416,247.00   1.0000000
             ----------------     --------------  -------------  --------------  --------------   ---------------
  Class A      109,188,582.81       4,007,490.76           0.00       94,342.15    4,101,832.91    105,086,749.90
             ----------------     --------------  -------------  --------------  --------------   ---------------
     B          20,099,847.73         515,432.89           0.00       12,134.04      527,566.93     19,572,280.80   0.9254242
     C          12,059,908.83         309,259.74           0.00        7,280.42      316,540.16     11,743,368.67   0.9254242
     D           4,019,969.93         103,086.59           0.00        2,426.81      105,513.40      3,914,456.53   0.9254242
     E           3,919,470.32         100,509.41           0.00        2,366.14      102,875.55      3,816,594.77   0.9254242
             ----------------     --------------  -------------  --------------  --------------   ---------------
Total Notes    149,287,779.62       5,035,779.39           0.00      118,549.56    5,154,328.95    144,133,450.66
             ----------------     --------------  -------------  --------------  --------------   ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2001


PRINCIPAL PAYMENT CALCULATION

                                    Investor        Investor       Investor                     Supplemental
                  (defined)          Monthly       Reallocated   Supplemental        Total       Percentage
                    Class           Principal       Principal      Principal       Principal    of Principal
   Class          Percentage          Amount         Amount         Amount           Amount      Allocated
----------       ------------     --------------   -----------   ------------    -------------  ------------
     A                 77.75%       4,007,490.76          0.00      94,342.15     4,101,832.91        79.58%
     B                 10.00%         515,432.89          0.00      12,134.04       527,566.93        10.24%
     C                  6.00%         309,259.74          0.00       7,280.42       316,540.16         6.14%
     D                  2.00%         103,086.59          0.00       2,426.81       105,513.40         2.05%
     E                  1.95%         100,509.41          0.00       2,366.14       102,875.55         2.00%
                 ------------     --------------   -----------   ------------    -------------  ------------
                                    5,035,779.39          0.00     118,549.56     5,154,328.95       100.00%
                 ------------     --------------   -----------   ------------    -------------  ------------


FLOOR CALCULATION

                 Class           Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
-----------     --------         ----------      -------------
     A                                                N/A
     B               --               No           515,432.89
     C               --               No           309,259.74
     D               --               No           103,086.59
     E               --               No           100,509.41
               --------         ----------      -------------


(Retained) Certificate Balance      4,864,390.14
Initial OC Percentage                      2.30%

Overcollateralization Balance (prior)             4,864,390.14
Overcollateralization Balance (current)           4,864,390.14
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      6,318,756.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                           Yes/No
                                                                                                           ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture when
    due; and,                                                                                                No
    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
    Date to the extent that sufficient Available Funds are on deposit in the
    Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
    Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
    Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
    Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
    case may be.                                                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                 Event                                                        Yes/No
    ---------                                ------                                                       -------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                             No
    6.01(ii)    Failure to submit Monthly Statement                                                          No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                          No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                           No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                dismissed within 60 days                                                                     No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                    No